PRUDENTIAL INVESTMENT PORTFOLIOS, INC. 17
PGIM Total Return Bond Fund (the “Fund”)

Supplement dated June 17, 2020 to the Currently Effective Statement of Additional Information (SAI) of the PGIM Total Return Bond Fund

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

Effective as of July 1, 2020, the Board of Directors of Prudential Investment Portfolios, Inc. 17 approved an amendment to the Fund’s management fee rate to add additional breakpoints. To reflect this change, effective as of July 1, 2020, the relevant disclosure in the SAI in the section entitled “Management & Advisory Arrangements,” under the subheading “Manager,” is hereby superseded and replaced with the following:

Management Fee Rate (prior to July 1, 2020)

  The management fee rate for the Fund is:

  0.44% of average daily net assets up to $1 billion;
  0.42% of average daily net assets from $1 billion to $3 billion;
  0.40% of average daily net assets from $3 billion to $5 billion;
  0.39% of average daily net assets from $5 billion to $10 billion; and
  0.38% of average daily net assets over $10 billion.

Management Fee Rate (effective July 1, 2020)

The management fee rate for the Fund is:

  0.44% of average daily net assets up to $1 billion;
  0.42% of average daily net assets from $1 billion to $3 billion;
  0.40% of average daily net assets from $3 billion to $5 billion;
  0.39% of average daily net assets from $5 billion to $10 billion;
  0.38% of average daily net assets from $10 billion to $50 billion;
  0.37% of average daily net assets from $50 billion to $100 billion; and
  0.36% of average daily net assets over $100 billion.

LR1315